1st Quarter Fiscal Year 2018 Earnings Release Parker Hannifin Corporation November 2, 2017 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activit ies, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s key markets, and the company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the company are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to organic sales, which are sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) as reported and forecast segment operating income and operating margins reported in accordance with U.S. GAAP to as reported and forecast segment operating income and operating margins without the effect of business realignment charges and CLARCOR costs to achieve, (d) Below the Line Items reported in accordance with U.S. GAAP to Below the Line Items without the effect of a loss related to the sale of an investment, and (e) as reported and forecast earnings per diluted share reported in accordance with U.S. GAAP to as reported and forecast earnings per diluted share without the effect of business realignment charges, CLARCOR costs to achieve and a loss related to the sale of an investment. This presentation also contains references to EBITDA and adjusted EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment charges, CLARCOR costs to achieve, and a loss related to the sale of an investment. Although EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe that it is useful to an investor in evaluating the results of this quarter versus one year ago. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR costs to achieve and a loss related to the sale of an investment are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, Below the Line Items and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges, CLARCOR costs to achieve and a loss related to the sale of an investment. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman & CEO Comments • Results & Outlook • Questions & Answers

Chairman and CEO Comments 4 Summary  Broad based increase in orders  Growth greater than industrial production growth  Win Strategy generating improvements in growth and margins  Started FY18 well - Expect a record year ahead Great Start to Fiscal Year - Q1 FY 2018  Safety - 24% Reduction in recordable injuries  Sales a first quarter record up 23% - organic growth above 7%  Order rates increased at double digits – highest since Q4 FY11  Segment operating margins continued improvement  EPS - first quarter record, + 36% as reported, +40% adjusted Going Forward  Increased adjusted EPS Guide by 60 cents – record year in FY18  Continue Driving Win Strategy

Diluted Earnings Per Share 1st Quarter FY2018 5 *Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, Loss Related to Sale of Investment ** Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share 1st Quarter FY2018 vs. 1st Quarter FY2017 6 *Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, Loss related to sale of investment ** Adjusted for Business Realignment Charges

Sales & Segment Operating Margin Total Parker 7 $ in millions 1st Quarter FY2018 % Change FY2017 Sales As Reported 3,365$ 22.7% 2,743$ Acquisitions 382 13.9 % Currency 38 1.4 % Organic Sales 2,945$ 7.4 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 525$ 15.6% 411$ 15.0 % Business Realignment 8 11 CLARCOR Costs to Achieve 6 Adjusted 539$ 16.0% 422$ 15.4%

Sales & Segment Operating Margin Diversified Industrial North America 8 $ in millions 1st Quarter FY2018 % Change FY2017 Sales As Reported 1,595$ 36.7% 1,167$ Acquisitions 308 26.4 % Currency 7 0.6 % Organic Sales 1,280$ 9.7 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 256$ 16.1% 201$ 17.2 % Business Realignment 5 4 CLARCOR Costs to Achieve 5 Adjusted 266$ 16.7% 205$ 17.5%

Sales & Segment Operating Margin Diversified Industrial International 9 $ in millions 1st Quarter FY2018 % Change FY2017 Sales As Reported 1,239$ 22.0% 1,015$ Acquisitions 74 7.3 % Currency 30 3.0 % Organic Sales 1,135$ 11.7 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 192$ 15.5% 137$ 13.5 % Business Realignment 3 7 CLARCOR Costs to Achieve 0 Adjusted 195$ 15.7% 144$ 14.2%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 1st Quarter FY2018 % Change FY2017 Sales As Reported 531$ (5.4)% 561$ Acquisitions - - % Currency 1 0.1 % Organic Sales 530$ (5.5)% FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 77$ 14.6% 73$ 13.1 % Business Realignment 1 Adjusted 78$ 14.7% 73$ 13.1%

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Sep 2017 Jun 2017 Sep 2016 Jun 2016 Total Parker 11%+ 8%+ 2%+ 1%- Diversified Industrial North America 10%+ 10%+ 4%- 10%- Diversified Industrial International 15%+ 10%+ 3%+ 3%+ Aerospace Systems 4%+ 1%+ 14%+ 14%+

Cash Flow from Operating Activities FY2018 Q1 12 *Adjusted for Discretionary Pension Plan Contribution 1st Quarter Full Year FY 2018 % of Sales FY 2017 % of Sales As Reported Cash Flow From Operating Activities 239$ 7.1% 114$ 4.2% Discretionary Pension Plan Contribution 220$ Adjusted Cash Flow From Operating Activities 239$ 7.1% 334$ 12.2%

FY2018 Guidance EPS Midpoint: $8.75 As Reported, $9.40 Adjusted 13 *Expected FY18 Adjusted Segment Operating Margins exclude FY18 Business Realignment Charges, Clarcor Costs to Achieve **Expected FY18 Adjusted Earnings Per Share excludes FY18 Business Realignment Charges, Clarcor Costs to Achieve, Loss Related to Sale of an Investment Sales Growth vs. Prior Year Diversified Industrial North America Diversified Industrial International Aerospace Systems Total Parker Segment Operating Margins As Reported Adjusted* Diversified Industrial North America 16.2% - 16.6% 17.0% - 17.4% Diversified Industrial International 14.1% - 14.5% 15.2% - 15.6% Aerospace Systems 15.4% - 15.8% 15.5% - 15.9% Total Parker 15.3% - 15.7% 16.1% - 16.5% Below the Line Items Corporate General & Administrative Expense, Interest and Other $513 M $499 M Tax Rate Full Year Shares Diluted Shares Outstanding Earnings Per Share As Reported Adjusted** Range $8.45 - $9.05 $9.10 - $9.70 135.6 M 28% 19.4% - 23.4% 14.9% - 18.9% 0.3% - 2.3% 14.2% - 17.8%

FY2018 Guidance Reconciliation to Prior Guidance 14 *Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, Loss related to sale of investment **Adjusted for Business Realignment Charges, Clarcor Costs to Achieve

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Appendix • Consolidated Statement of Income • Adjusted Amounts Reconciliation • Reconciliation of EPS • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 17 (Unaudited) Three Months Ended September 30, (Dollars in thousands except per share amounts) 2017 2016 Net sales 3,364,651$ 2,743,131$ Cost of sales 2,532,878 2,106,006 Selling, general and administrative expenses 401,672 322,969 Interest expense 53,555 34,148 Other expense (income), net 2,244 (12,237) Income before income taxes 374,302 292,245 Income taxes 88,767 82,007 Net income 285,535 210,238 Less: Noncontrolling interests 138 109 Net income attributable to common shareholders 285,397$ 210,129$ Earnings per share attributable to common shareholders: Basic earnings per share 2.14$ 1.57$ Diluted earnings per share 2.10$ 1.55$ Average shares outstanding during period - Basic 133,176,964 133,679,378 Average shares outstanding during period - Diluted 135,794,270 135,825,658 Cash dividends per common share .66$ .63$

Adjusted Amounts Reconciliation

FIRST QUARTER 2018 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
INCOME STATEMENT

	FIRST QUARTER FY 2018				
	As Reported Sep-17	Business Realignment	Costs to Achieve	Loss Related to Sale of Investment	**Adjusted Sep-17**
Net sales	3,364,651				**3,364,651**
Cost of sales	2,532,878	5,320	3,376		**2,524,182**
Gross profit	831,773	(5,320)	(3,376)		**840,469**
Selling, general and administrative expenses	401,672	2,906	2,424		**396,342**
Interest expense	53,555				**53,555**
Other expense (income), net	2,244			13,777	**(11,533)**
Income before income taxes	374,302	(8,226)	(5,800)	(13,777)	**402,105**
Income taxes	88,767	2,443	1,723	4,092	**97,025**
Net income	285,535	(5,783)	(4,077)	(9,685)	**305,080**
Less: Noncontrolling interests	138				**138**
Net income attributable to common shareholders	285,397	(5,783)	(4,077)	(9,685)	**304,942**
EPS attributable to common shareholders:					
Diluted earnings per share	2.10	(0.04)	(0.03)	(0.07)	**2.24**

FIRST QUARTER FY 2018 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
SEGMENTS

	FIRST QUARTER FY 2018				
	As Reported Sep-17	Business Realignment	Costs to Achieve	Loss Related to Sale of Investment	**Adjusted Sep-17**
Segment Operating Income					
Industrial:					
North America	256,027	4,587	5,506		**266,120**
International	191,791	2,876	294		**194,961**
Aerospace	77,434	763			**78,197**
Total segment operating income	525,252	(8,226)	(5,800)		**539,278**
Corporate administration	41,350				**41,350**
Income before interest expense and other	483,902	(8,226)	(5,800)		**497,928**
Interest expense	53,555				**53,555**
Other expense	56,045			13,777	**42,268**
Income before income taxes	374,302	(8,226)	(5,800)	(13,777)	**402,105**

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Parker

Reconciliation of EPS 19 (Unaudited) (Amounts in dollars) Three Months Ended September 30, 2017 2016 Earnings per diluted share 2.10$ 1.55$ Adjustments: Loss on sale of investment 0.07 - Business realignment charges 0.04 0.06 Clarcor costs to achieve 0.03 - Adjusted earnings per diluted share 2.24$ 1.61$

Business Segment Information 20 (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2017 2016 Net sales Diversif ied Industrial: North America 1,594,691$ 1,166,971$ International 1,238,774 1,014,923 Aerospace Systems 531,186 561,237 Total 3,364,651$ 2,743,131$ Segment operating income Diversif ied Industrial: North America 256,027$ 200,611$ International 191,791 137,196 Aerospace Systems 77,434 73,281 Total segment operating income 525,252 411,088 Corporate general and administrative expenses 41,350 31,034 Income before interest and other expense 483,902 380,054 Interest expense 53,555 34,148 Other expense 56,045 53,661 Income before income taxes 374,302$ 292,245$

21 Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) (Dollars in thousands) Three Months Ended September 30, 2017 Three Months Ended September 30, 2016 Operating margin Operating margin Total segment operating income 525,252$ 15.6% 411,088$ 15.0% Adjustments: Business realignment charges 8,226 10,745 Clarcor costs to achieve 5,800 - Adjusted total segment operating income 539,278$ 16.0% 421,833$ 15.4%

22 Reconciliation of EBITDA to Adjusted EBITDA (Dollars in thousands) (Unaudited) Three Months Ended September 30, 2017 Three Months Ended September 30, 2016 Net sales 3,364,651$ 2,743,131$ Earnings before income taxes 374,302$ 292,245$ Depreciation and amortization 116,107 75,333 Interest expense 53,555 34,148 EBITDA 543,964 401,726 Loss on sale of investment 13,777 - Business realignment charges 8,226 10,745 Clarcor costs to achieve 5,800 - Adjusted EBITDA 571,767$ 412,471$ Adjusted EBITDA margin 17.0% 15.0%

Consolidated Balance Sheet 23 (Unaudited) September 30, June 30, September 30, (Dollars in thousands) 2017 2017 2016 Assets Current assets: Cash and cash equivalents 874,766$ 884,886$ 1,393,850$ Marketable securities and other investments 99,792 39,318 746,708 Trade accounts receivable, net 1,922,288 1,930,751 1,498,384 Non-trade and notes receivable 266,421 254,987 250,520 Inventories 1,707,001 1,549,494 1,247,972 Prepaid expenses 134,350 120,282 144,444 Total current assets 5,004,618 4,779,718 5,281,878 Plant and equipment, net 1,962,846 1,937,292 1,562,933 Deferred income taxes 35,194 36,057 495,708 Goodw ill 5,679,239 5,586,878 2,910,765 Intangible assets, net 2,215,297 2,307,484 901,939 Other assets 834,085 842,475 817,691 Total assets 15,731,279$ 15,489,904$ 11,970,914$ Liabilities and equity Current liabilities: Notes payable 1,144,054$ 1,008,465$ 595,956$ Accounts payable 1,304,260 1,300,496 1,017,905 Accrued liabilities 845,524 933,762 766,849 Accrued domestic and foreign taxes 173,286 153,137 113,528 Total current liabilities 3,467,124 3,395,860 2,494,238 Long-term debt 4,788,147 4,861,895 2,653,008 Pensions and other postretirement benefits 1,391,820 1,406,082 1,806,366 Deferred income taxes 212,334 221,790 55,079 Other liabilities 341,195 336,931 311,634 Shareholders' equity 5,524,940 5,261,649 4,647,281 Noncontrolling interests 5,719 5,697 3,308 Total liabilities and equity 15,731,279$ 15,489,904$ 11,970,914$

Consolidated Statement of Cash Flows 24 (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2017 2016 Cash flows from operating activities: Net income 285,535$ 210,238$ Depreciation and amortization 116,107 75,333 Stock incentive plan compensation 43,211 35,818 (Gain) on disposal of assets (256) (681) (Gain) on sale of marketable securities - (167) Loss on sale of investment 13,777 - Net change in receivables, inventories, and trade payables (129,061) 59,690 Net change in other assets and liabilities (104,163) (361,999) Other, net 13,814 95,700 Net cash provided by operating activities 238,964 113,932 Cash flows from investing activities: Acquisitions (net of cash of $1,760 in 2016) - (29,927) Capital expenditures (79,336) (32,526) Proceeds from sale of plant and equipment 12,448 4,498 Purchases of marketable securities and other investments (70,253) (189,654) Maturities and sales of marketable securities and other investments 12,499 291,372 Other, net 6,365 1,450 Net cash (used in) provided by investing activities (118,277) 45,213 Cash flows from financing activities: Net payments for common stock activity (76,915) (131,738) Net proceeds from debt 29,606 231,948 Div ends (88,104) (84,749) Net cash (used in) provided by financing activities (135,413) 15,461 Effect of exchange rate changes on cash 4,606 (2,409) Net (decrease) increase in cash and cash equivalents (10,120) 172,197 Cash and cash equivalents at beginning of period 884,886 1,221,653 Cash and cash equivalents at end of period 874,766$ 1,393,850$

Reconciliation of Forecasted EPS 25 (Unaudited) (Amounts in dollars) Fiscal Year 2018 Forecasted earnings per diluted share $8.45 to $9.05 Adjustments: Business realignment charges .31 Clarcor costs to achieve .27 Loss on sale of investment .07 Adjusted forecasted earnings per diluted share $9.10 to $9.70

Supplemental Sales Information Global Technology Platforms 26 (Unaudit d) (Dollars in thousands) September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 Net sales Diversif ied Industrial: Motion Systems 809,747$ -$ -$ 809,747$ Flow and Process Control 995,347 - - 995,347 Filtration and Engineered Materials 1,028,371 - - 1,028,371 Aerospace Systems 531,186 - - 531,186 Total 3,364,651$ -$ -$ -$ 3,364,651$ -$ -$ -$ Three Months Ending Fiscal Year-to-Date